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                                                                      EXHIBIT 99


     Interliant Completes Sale of Managed Applications Division to Interpath

PURCHASE, NY, JULY 24, 2001 -- Interliant, Inc. (Nasdaq: INIT), a leading application service provider (ASP), today announced the completion of the sale of the Enterprise Resource Planning (ERP) hosting and related consulting services business of Interliant Managed Application Solutions, Inc. (IMAS), formerly known as reSOURCE PARTNER, Inc., to Interpath, an ASP. Columbus, Ohio-based IMAS operates a hosting services business for outsourced human resources and finance solutions. As part of the transaction, Interpath has agreed to offer employment to substantially all of the employees of the IMAS ERP hosting business and will maintain operations in Columbus.

"The completion of the sale of the IMAS ERP hosting business represents an important milestone in our execution of the narrowed business strategy we announced in April, which includes exiting this line of business," said Bruce Graham, Interliant's chief executive officer. "Together with other actions we have implemented in the past several months, we believe the sale allows us to focus resources on our more mature solutions that provide a greater profit potential."

In its April restructuring announcement, Interliant stated it would exit certain business lines to focus on a set of four core offerings, including INIT Managed Messaging (on both the Lotus Domino and Microsoft Exchange platforms), INIT Managed Hosting, INIT Web Hosting (Private Label and Retail), and INIT Security, plus associated professional services.

About Interliant

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Interliant, Inc. (Nasdaq:INIT) is a leading global application service provider
(ASP) and pioneer in the ASP market. Interliant's INIT Solutions Suite includes managed messaging, managed hosting, security, Web Hosting (Private Label and Retail), and professional services. Interliant, headquartered in Purchase, NY, has forged strategic alliances with the world's leading software, networking and hardware manufacturers including Microsoft (Nasdaq:MSFT), Dell Computer Corporation (Nasdaq:DELL), Oracle Corporation (Nasdaq:ORCL), Verisign/Network Solutions (Nasdaq:VRSN), IBM (NYSE:IBM), Sun Microsystems Inc. (Nasdaq:SUNW), and Lotus Development Corp. For more information about Interliant, visit www.interliant.com.

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Interliant, INIT Managed Messaging, INIT Managed Hosting, INIT Web Hosting, INIT
Security, and INIT Solutions Suite are trademarks of Interliant, Inc., in the United States, other countries, or both. Other company, product, and service names may be trademarks or service marks of others.

     This press release contains forward-looking statements that can be identified by the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "will," "plan," "forecast" and similar words and expressions. Such forward-looking statements involve risks and uncertainties that may cause actual results, performance, achievements and the timing of certain events to differ significantly from the results discussed or implied in the forward-looking statements. Therefore, no forward-looking statement can be guaranteed. Important factors to consider in evaluating such forward-looking statements include uncertainty that demand for our services will increase and other competitive market factors, changes in Interliant's business strategy or an inability to execute Interliant's strategy due to unanticipated changes in its business, its industry or the economy in general, unforeseen difficulties in integrating acquisitions and other factors set forth more fully in Interliant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and other filings with the Securities and Exchange Commission. It is not possible to foresee or identify all factors affecting Interliant's forward-looking statements and investors therefore should not consider any list of factors affecting Interliant's forward-looking statements to be an exhaustive statement of risks, uncertainties or potentially inaccurate assumptions. Interliant does not have a policy of updating or revising forward-looking statements, and thus it should not be assumed that Interliant's silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.